Exhibit 10.10

CLARIVATE PLC
Friars House
160 Blackfriars Road
London SE1 8EZ

June 1, 2020

To the Investor Shareholders and the Sponsor Holders
Under the Below-Referenced Registration Rights Agreement

Re:Waiver and Second Amendment to Registration Rights Agreement

Dear Sirs:

We refer to the Amended and Restated Registration Rights Agreement, dated as of May 13, 2019, by and among Clarivate Plc (f/k/a/ Clarivate Analytics Plc), a public limited company organized under the laws of the Island of Jersey (the “Company”), Churchill Capital Corp, a Delaware corporation, Churchill Sponsor LLC, a Delaware limited liability company, and the other Holders identified on the signature pages thereto (as amended through the date hereof, the “Registration Rights Agreement”); capitalized terms being used herein as therein defined. We also refer to the Sponsor Agreement dated January 14, 2019, as amended, by and among Churchill Capital Corp., Camelot Holdings (Jersey) Limited, a private limited company organized under the laws of the Island of Jersey, the Company and other parties thereto (the “Sponsor Agreement”).

The Onex Shareholders have made a written request on May 28, 2020 pursuant to Section 2.1.1 of the Registration Rights Agreement to the Company for the Registration of certain Registrable Securities held by the Onex Shareholders (the “Onex Demand Registration”).

The Company has requested, and you have agreed, to waive any and all notice, registration, piggy-back and other rights of Holders (other than the rights of the Investor Shareholders) under the Registration Rights Agreement solely in connection with the sale of certain Registrable Securities held by the Investor Shareholders pursuant to the Onex Demand Registration (the “Secondary Offering”). Such waiver as contemplated herein will expire and have no continuing force and effect if the sale of all Registrable Securities requested by the Investor Shareholders to be included in the Secondary Offering is not consummated by June 30, 2020. The parties hereto acknowledge that such waiver is without prejudice to the Company’s ability (i) to offer and sell up to 14,000,000 newly issued ordinary shares on its own behalf in connection with the Secondary Offering or (ii) to offer to include in the Demand Registration Statement for the Secondary Offering up to 9,752,991 Registrable Securities held by such Holders (other than the Investor Shareholders) as the Company may determine and designate in its sole discretion (provided that the inclusion of such Registrable Securities in such Demand Registration Statement does not reduce the number of Registrable Securities requested and permitted to be sold by the Investor Shareholders in the Secondary Offering).

In addition, the Board of Directors of the Company at its meeting held on January 31, 2020, approved an amendment to the Sponsor Agreement, which amendment was entered into on  the date hereof, to, among other things, waive the stock price level performance condition described in Section 5(b) of the Sponsor Agreement with respect to the Merger Shares (as defined in the Sponsor Agreement).  The Company has requested, and you have agreed, that Section 2.3 of the Registration Rights Agreement be hereby amended and restated in its entirety as follows:  “Notwithstanding anything to the contrary contained in this Agreement, no Registration Statement shall become effective, (a) with respect to any Registrable Securities held by any Sponsor Holder (other than the Merger Shares, as such term is defined in the Sponsor Agreement), until after the expiration of the Founder Shares Lock-up Period, and (b) with respect to any Registrable Securities held by any Investor Shareholder, until after the expiration of the Investor Shareholder Lock-up Period.”

Kindly confirm your agreement to the foregoing by signing in the space provided below, whereupon the Registration Rights Agreement shall be deemed amended (and the waiver thereunder granted) pursuant to Sections  7.2 and 8.5 thereof on the terms specified above as of the date first above written.  Except as amended hereby, the Registration Rights Agreement shall continue, without amendment, in full force and effect from and after the date first above written.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflicts of law.

Very truly yours,

CLARIVATE PLC

By:	/s/ Jerre L. Stead
Name:	Jerre L. Stead
Title:	Chief Executive Officer

Confirmed and agreed.

ONEX SHAREHOLDERS:

NEW PCO II INVESTMENTS LTD

By:	/s/ Michelle Iskander
Name: Michelle Iskander
Title: Secretary

ONEX PARTNERS HOLDINGS LLC

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Managing Director

ONEX PARTNERS IV LP
By: Onex Partners IV GP LP, its general partner
By: Onex Partners Manager LP, its agent
By: Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Managing Director

By:	/s/ Matthew Ross
Name: Matthew Ross
Title: Managing Director

ONEX PARTNERS IV PV LP
By: Onex Partners IV GP LP, its general partner
By: Onex Partners IV GP LLC, its general partner

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Managing Director

By:	/s/ Matthew Ross
Name: Matthew Ross
Title: Managing Director

ONEX PARTNERS IV SELECT LP
By: Onex Partners IV GP LLC, its general partner
By: Onex Partners Manager LP, its agent
By: Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Managing Director

By:	/s/ Matthew Ross
Name: Matthew Ross
Title: Managing Director

ONEX PARTNERS IV GP LP
By: Onex Partners Manager LP, its agent
By: Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Managing Director

By:	/s/ Matthew Ross
Name: Matthew Ross
Title: Managing Director

ONEX US PRINCIPALS LP
By: Onex US Principals GP LLC

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Managing Director

ONEX CAMELOT CO-INVEST LP
By: Onex Partners IV GP LP, its general partner
By: Onex Partners Manager LP, its agent
By: Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Managing Director

By:	/s/ Matthew Ross
Name: Matthew Ross
Title: Managing Director

BARING SHAREHOLDER

ELGIN INVESTMENT HOLDINGS LIMITED
For and on behalf of VSG Corporate Limited

By:	/s/ Siddharth Swarup
Name: VSG Corporate Limited
Title: Director

The undersigned hereby consents to the amendments to (and the waiver granted under) the Registration Rights Agreement pursuant to Sections 7.2 and 8.5 thereof on the terms described above on behalf of each Sponsor Holder.

SPONSOR REPRESENTATIVE

JERRE L. STEAD
solely in his capacity as Sponsor Representative

By:	/s/ Jerre L. Stead
Name: Jerre L. Stead
Title: Chief Executive Officer